UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2005

CENTENE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-33395	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7711 Carondelet Avenue, Suite 800 St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 725-4477

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Effective December 30, 2005, Centene Plaza Redevelopment Corporation (CRC), a wholly owned subsidiary of Centene Corporation, executed an agreement with the City of Clayton, Missouri for the redevelopment of certain properties surrounding the Centene Corporation corporate offices. For Centene Corporation, the primary purpose of the agreement is to accommodate office expansion needs for future company growth.

The Agreement is included as Exhibit 10.1 to this current report. The above description is qualified in its entirety by reference to such exhibit.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 10.1: Redevelopment Agreement for the Forsyth/Hanley Redevelopment Area between the City of Clayton, Missouri and Centene Plaza Redevelopment Corporation dated December 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date: December 30, 2005	By:	/s/ Karey L. Witty
Karey L. Witty
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Redevelopment Agreement for the Forsyth/Hanley Redevelopment Area between the City of Clayton, Missouri and Centene Plaza Redevelopment Corporation dated December 30, 2005.